UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):  December 19, 2006


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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


                    ------------------------------


        Maryland                1-14045             36-4219376
     ----------------      -----------------     ------------------
     (State or Other       (Commission File      (IRS Employer
     Jurisdiction of            Number)          Identification No.)
     Incorporation)


                        3 Bethesda Metro Center
                              Suite 1200
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)


  Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01  OTHER EVENTS

     On December 19, 2006, LaSalle Hotel Properties acquired the Graciela Burbank in Burbank, California for $36.5 million. The Graciela Burbank is a 99-room, independent, luxury full-service hotel located in the heart of the Media District in downtown Burbank, California.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           Exhibit No.      Description
           -----------      -----------

             99.1 Press release, dated December 19, 2006, issued by LaSalle Hotel Properties, regarding the acquisition of the Graciela Burbank.

     The information contained in the press release attached as Exhibit
99.1 to this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.












































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  December 19, 2006         BY:  /s/ HANS S. WEGER
                                       ------------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer


















































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


                             EXHIBIT INDEX
                             -------------




Exhibit Number   Description
--------------   -----------

  99.1           Press release, dated December 19, 2006,
                 issued by LaSalle Hotel Properties, regarding the acquisition of the Graciela Burbank.


























































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